UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

Amendment No. 1 to

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  March 29, 2019

DPW HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Shipyard Way, Newport Beach CA 92663

 (Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K (the “Amended Current Report”) amends the Current Report on Form 8-K of DPW Holdings, Inc. (the “Company”) originally filed with the Securities and Exchange Commission on April 1, 2019 (the “Prior Filing”). Its sole purpose is to amend the Prior Filing to replace Exhibit 4.1 of the Prior Filing with the final version of Exhibit 4.1.

Other than the foregoing, this Amended Current Report speaks as of the original date of the Prior Filing, does not reflect events that may have occurred subsequent to the date of the Prior Filing and does not modify or update in any way disclosures made in the Prior Filing

Item 9.01	Exhibits and Financial Statements.

(d)           Exhibits:

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 29, 2019, with A.G.P./Alliance Global Partners*
4.1	Form of Common Warrant**
4.2	Form of Pre-Funded Warrant*
4.3	Form of Underwriter’s Warrant*
5.1	Opinion of Sichenzia Ross Ference LLP (Incorporated by reference to Exhibit 5.1 to the Prior Filing) *
23.1	Consent of Sichenzia Ross Ference LLP (included in Opinion of Sichenzia Ross Ference LLP filed as Exhibit 5.1) *

* Incorporated by reference to the Current Report on Form 8-K filed by the registrant on April 1, 2019.

** Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPW HOLDINGS, INC.

Dated: April 4, 2019	/s/ Milton C. Ault, III
Milton C. Ault, III
Chief Executive Officer